UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2024
BOSTON PROPERTIES, INC.
BOSTON PROPERTIES LIMITED PARTNERSHIP
(Exact Name of Registrant As Specified in its Charter)

Boston Properties, Inc.	Delaware	1-13087	04-2473675
	(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Boston Properties Limited Partnership	Delaware	0-50209	04-3372948
	(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
800 Boylston Street, Suite 1900, Boston, Massachusetts 02199
(Address of Principal Executive Offices) (Zip Code)
(617) 236-3300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Boston Properties, Inc.	Common Stock, par value $0.01 per share	BXP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Boston Properties, Inc.:
Emerging growth company ☐

Boston Properties Limited Partnership:
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Boston Properties, Inc. ☐         Boston Properties Limited Partnership ☐

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 20, 2024, Boston Properties, Inc., a Delaware corporation (the “Company”), filed a Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation to change the Company’s name to “BXP, Inc.” (the “Charter Amendment”). The Charter Amendment shall become effective as of 12:00 a.m. EDT on July 1, 2024 (the “Effective Time”) and is filed as Exhibit 3.1 hereto and incorporated herein by reference.

At and after the Effective Time, the Company’s common stock will continue to trade on the New York Stock Exchange under the ticker symbol “BXP.” The change of the Company’s name will not affect the rights of security holders of the Company. Outstanding stock certificates representing shares of the Company’s common stock, par value $0.01 per share, will not be affected by the change in the Company’s name and will continue to be valid.

In addition, the Company's Third Amended and Restated By-laws (the “By-laws”), as restated to reflect the change in the Company’s name and incorporate the previously adopted Amendment No. 1 dated May 20, 2020 (the "Restated By-laws"), are filed as Exhibit 3.2 hereto and incorporated herein by reference. The Restated By-laws shall be effective at the Effective Time.

Item 8.01.    Other Events.

Also in connection with the change in the Company's name, the Company, in its capacity as sole general partner of Boston Properties Limited Partnership, a Delaware limited partnership and the entity through which the Company conducts substantially all of its business (“BPLP”), amended the Second Amended and Restated Agreement of Limited Partnership (the “Partnership Agreement Amendment”) of BPLP solely to reflect the change in the Company’s name. The Partnership Agreement Amendment shall be effective at the Effective Time and is included as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
*3.1	Certificate of Amendment to Boston Properties, Inc.’s Amended and Restated Certificate of Incorporation.
*3.2	Restated By-laws of BXP, Inc.
*10.1	Two Hundred and Nineteenth Amendment to the Second Amended and Restated Agreement of Limited Partnership of Boston Properties Limited Partnership.
*101.SCH	Inline XBRL Taxonomy Extension Schema Document.
*101.LAB	Inline XBRL Taxonomy Extension Calculation Linkbase Document
*101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document.
*101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document.
*104	Cover Page Interactive Data File (formatted as Inline XBRL with applicable taxonomy extension information contained in Exhibits 101.*).

*Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

BOSTON PROPERTIES, INC.

By:	/s/ MICHAEL E. LABELLE
Michael E. LaBelle
Executive Vice President, Chief Financial Officer
and Treasurer

BOSTON PROPERTIES LIMITED PARTNERSHIP
By: Boston Properties, Inc., its General Partner

By:	/s/ MICHAEL E. LABELLE
Michael E. LaBelle
Executive Vice President, Chief Financial Officer
and Treasurer

Date: June 20, 2024